SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 9, 2005

e-Smart Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Nevada

(State or other jurisdiction of incorporation or organization)

(IRS— Employer Identification No.) No. 88-0409261

222 Grace Church Street, Suite 300, Port Chester, NY 11573

(Address of principal executive office) (zip Code)

Registrant’s telephone number, including area code: (914) 939-5081

The Exhibit Index required by Item 601 of Regulations S-K appears on Page 3 of this Report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

16.1 (a) Letter from RRBB re Form 10-QSB’s dated November 9, 2005

16.1 (b) Letter to RRBB dated November 16, 2005

16.2 (a) Letter from RRBB re Form 10-KSB dated November 9, 2005

16.2(b) Letter to RRBB dated November 16, 2005

16.3      Letter from RRBB dated December 7, 2005(1)

(1) Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated: Port Chester, New York

December 20, 2005

E-SMART TECHNOLOGIES, INC.

BY: /s/ Mary Grace, President

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